EXHIBIT 10.3

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           J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                  PURCHASER


                      LASALLE BANK NATIONAL ASSOCIATION


                                    SELLER


                       MORTGAGE LOAN PURCHASE AGREEMENT


                           Dated as of June 1, 2006


                          Fixed Rate Mortgage Loans


                               Series 2006-LDP7




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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 1, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and LaSalle Bank National Association, as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Capmark Finance Inc. and Wachovia Bank, National Association, as master servicers (each, a "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee") and LaSalle Bank National Association, as paying agent (the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between the Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off
Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated June 23, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class F Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates (the "Private Certificates") to JPMSI, the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated June 23, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $
(which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 23, 2006 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced A2 Note or any Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name (only with respect to disclosure related to Items 1117 or 1119 of Regulation AB) on
Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state, to the extent applicable to national banking associations, in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) as of the Closing Date will have paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association, duly
            organized, validly existing, and in good standing under the laws of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834 6593 with a copy to Bianca Russo, fax number
(212) 834 6593, (ii) in the case of the Seller, LaSalle Bank National Association, 135 South LaSalle Street, Suite 3410, Chicago, Illinois 60603,
Attention: Brian Fetterolf, fax number: (312) 904-0900, with a copy to LaSalle Bank Corporation, Legal Department, 135 South LaSalle Street, Suite 925, Chicago, Illinois 60603, Attention: Marlene L. Ellis, Counsel, telecopy number:
(312) 904-2340, and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser



                                       By: /s/ Charles Y. Lee
                                          ------------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President



                                       LASALLE BANK NATIONAL ASSOCIATION, as
                                          Seller



                                       By: /s/ Brian S. Fetterolf
                                          ------------------------------------
                                          Name:  Brian S. Fetterolf
                                          Title: V.P., Director of Structured
                                                 Products

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


Loan #    Mortgagor Name
-------   ------------------------------------------------------------------------------------
11        NNN 411 East Wisconsin, LLC; NNN 411 East Wisconsin (2-7,9-12,14-26,28-36), LLC
13        Ari-Shoreview Corporate Center, LLC
15        ARI-Powers Ferry Office Park, LLC
17        MECW, LLC
17.01     MECW, LLC
17.02     MECW, LLC
17.03     MECW, LLC
17.04     MECW, LLC
29        Inland Western Sugar Land Colony Limited Partnership
34        Westgate Investors, LLC
44        Vista Investments, LLC
45        Coral Palms Naples Apartments LLC
50        Craig Crossing 1031, L.L.C.
52        CLF Greenway Drive Lawrence, LLC and CLF Noria Road Lawrence LLC
54        DIBH Rambler's Rest, LLC; Rambler's Rest, LLC
69        Olivet Church 1031, L.L.C.
71        176 Holdings, LLC
81        Gaslamp Village, L.P.
86        Knoxville Hotel Hospitality, LLC
90        MillRoc Portsmouth NH, LLC
95        Fiesta Grande RV I, LLC and Fiesta Grande RV II, LLC
96        Galleria Apartments, LLC
106       Green Bay Office, LLC
107       DC Venture, LLC
115       Temehqula Enterprises, L.P.
116       Sentry Office Building DBT
117       Poquoson Commons Retail Investors LLC
119       Colony Mobile Home Park, L.P.; Tropical - Dull, LLC; 1440 Amsterdam Realty Co., LLC
121       Deerbrook Corner Investors, Ltd.
122       IC U.S.A. No. 11 Property Limited Partnership
123       G.F.C. Encino Associates, LLC
124       Camellia Tower, L.L.C.
125       2025 Frontis Plaza, LLC; Frontis TIC (1-9), LLC
127       DIHV Venture In, LLC and Venture In RV-MHC, LLC
133       Kapree Trinity, LLC
137       Pacific Ridgecrest, LLC
138       Cedar Creek Mall Properties, LLC
146       Signature Center, L.P.
151       Chanhassen Letsos LLC
152       Fairwind Apts. LP
156       Omkar Enterprises Pearland, LP
159       Capri RV, LLC
160       Beckman/Lomas, LLC
161       Mary Oak Plaza, L.C.
162       Arbaugh Lessor LLC
165       Inlet Oaks MHP, LLC
166       CDG-Town Center, LLC
173       Brighton Park Apartments 1, LLC
174       Meadowbrook Professional Plaza, LLC, Keren Properties 8 LLC
176       RR Hotel Investment, Ltd.
192       Cypresswood Apartments, L.L.C.
198       Inland Western Hellertown Main Street DST
199       Inland Western Lebanon 9th Street DST
200       Nolan Ridge Apartments LLC
202       Inland Western Punxsutawney Mahoning Street DST
205       Neshonoc, LLC
206       ARG Lake Lawrence LLC
207       Land Trust Service Corporation and CV Partners of Orlando Family Limited Partnership
209       Yorba Linda Shops, LLC
210       Broadway Crossing, LLC
211       Riverwind Investments, LLC
213       Plaza 18, L.P.
216       EMF Properties Georgia, LLC
222       Colony 2006, LP
224       Beauregard Village Apartments, LLC
225       Maino Storage No. 2, L.L.C.
226       Maino Storage No. 1, L.L.C.
227       Foothills West RV, LLC
231       Casita Verde RV, LLC
233       Casa Grande-Southwick Apartments, LLC
233.01
233.02
236       Talon-Safeway LP
238       224 HM Group I, LLC; 224 HM Private Investor (I-XV), LLC; 224 HM Master Lessee, LLC
240       9075 SM, LLC
241       Center Point Business Park L.P.
245       Little Chief Minit Markets, Inc.
245.01
245.02
251       Green Pastures, Inc.
255       Rinkoff Rice Village, L.P.
256       Gallacher Enterprises, L.C.
257       GHL2, LLC
258       Parasol Properties, L.P.
259       Heard and Heard Two, LLP
260       Kingsridge Park, LLC
261       Summit Downtown Partners, L.L.C.
262       AMA Camp Bowie, Ltd.
263       VDN Azle, LP
265       D & K Management II, LLC
267       Northridge Square, LLC
268       Houston Towers LLC

Loan #    Property Address                                                                 City               State   Zip Code
-------   ------------------------------------------------------------------------------   ----------------   -----   --------
11        411 East Wisconsin                                                               Milwaukee          WI         53202
13        4000 Lexington Avenue, 1005 Gramsie Road and 1020, 1050 and 1080 County Road F   Shoreview          MN         55126
15        6151, 6190 & 6201 Powers Ferry Road                                              Atlanta            GA         30339
17        Various                                                                          Various            MO      Various
17.01     One Corporate Woods Drive                                                        Bridgeton          MO         63044
17.02     3100 Corporate Exchange Court                                                    Bridgeton          MO         63044
17.03     10850-62 Metro Court                                                             Maryland Heights   MO         63043
17.04     10876-88 Metro Court                                                             Maryland Heights   MO         63043
29        16510-16762 Southwest Freeway                                                    Sugar Land         TX         77479
34        8800 Veterans Memorial Boulevard                                                 Metairie           LA         70003
44        1333 Main Street and 1301-1331 Academy Street                                    Columbia           SC         29201
45        4539 Coral Palms Lane                                                            Naples             FL         34116
50        3190 South Central Expressway                                                    McKinney           TX         75070
52        2201 Noria Road & 3833 Greenway                                                  Lawrence           KS         66046
54        1300 North River Road                                                            Venice             FL         34293
69        5191 Hinkleville Road                                                            Paducah            KY         42001
71        176 Federal Street                                                               Boston             MA         02110
81        660 G Street                                                                     San Diego          CA         92101
86        216 Peregrine Way                                                                Knoxville          TN         37922
90        99 Durgin Lane                                                                   Portsmouth         NH         03801
95        1511 East Florence Boulevard                                                     Casa Grande        AZ         85222
96        10011 South Sheridan Road                                                        Tulsa              OK         74133
106       2737 South Ridge Road                                                            Green Bay          WI         54304
107       46-900 Monroe Street                                                             Indio              CA         92201
115       751 Macadamia Drive                                                              Carlsbad           CA         92011
116       4400 East 53rd Street                                                            Davenport          IA         52807
117       425 Wythe Creek Road                                                             Poquoson           VA         23662
119       17100 Tamiami Trail                                                              Punta Gorda        FL         33955
121       20050 Highway 59 North                                                           Humble             TX         77338
122       6402-6442 South Yakima Avenue                                                    Tacoma             WA         98408
123       15945 Ventura Boulevard                                                          Encino             CA         91436
124       1200 Camellia Boulevard                                                          Lafayette          LA         70508
125       2025 Frontis Plaza Boulevard                                                     Winston Salem      NC         27103
127       270 North Clark Road                                                             Show Low           AZ         85901
133       7990 Trinity Road                                                                Cordova            TN         38018
137       13594 Highway 8 Business                                                         Lakeside           CA         92040
138       400 Southwest Ward Road                                                          Lee's Summit       MO         64081
146       1900 Church Street                                                               Nashville          TN         37203
151       600 West 79th Street                                                             Chanhassen         MN         55317
152       15900 Space Center Boulevard                                                     Houston            TX         77062
156       6515 Broadway Street                                                             Pearland           TX         77581
159       3380 South 4th Avenue                                                            Yuma               AZ         85365
160       505 Lomas Santa Fe Drive                                                         Solana Beach       CA         92075
161       4835 West Wendover Avenue                                                        Jamestown          NC         27282
162       401 South Washington Square                                                      Lansing            MI         48933
165       5353 US Highway 17                                                               Murrells Inlet     SC         29576
166       2900 George Busbee Parkway                                                       Kennesaw           GA         30144
173       401-533 Brighton Park Drive                                                      Greenville         NC         27834
174       100 West University Drive                                                        Rochester          MI         48307
176       110 Dell Way                                                                     Round Rock         TX         78664
192       564 Cypress Lane                                                                 Greenville         MS         38701
198       110 Main Street                                                                  Hellertown         PA         18055
199       415 South Ninth Street                                                           Lebanon            PA         17042
200       1012 Hidden Creek Drive NE                                                       Keizer             OR         97303
202       201 West Mahoning Street                                                         Punxsutawny        PA         15767
205       N5334 Neshonoc Road                                                              West Salem         WI         54669
206       2542 Brunswick Pike                                                              Lawrenceville      NJ         08648
207       5475 West Irlo Bronson Memorial Highway                                          Kissimmee          FL         34746
209       17401 Bastanchury Road                                                           Yorba Linda        CA         92886
210       3213 & 3231 Main Street                                                          Bryant             AR         72022
211       5900 Kraeger Lane                                                                Newburgh           IN         47630
213       1800 Church Street                                                               Nashville          TN         37203
216       11332-11346 Tara Boulevard                                                       Lovejoy            GA         30228
222       4403 State Highway 6                                                             Sugar Land         TX         77478
224       101 Mount Salus Road                                                             Clinton            MS         39056
225       14015 Florida Boulevard                                                          Baton Rouge        LA         70819
226       12850 Florida Boulevard                                                          Baton Rouge        LA         70815
227       19501 West Hopi Drive                                                            Casa Grande        AZ         85222
231       2200 North Trekell Road                                                          Casa Grande        AZ         85222
233       Various                                                                          Jackson            MS         39212
233.01    3603 Terry Road                                                                  Jackson            MS         39212
233.02    1055 Harrisdale Lane                                                             Jackson            MS         39212
236       1442 North Church Street                                                         McKinney           TX         75069
238       224 First Street North                                                           Alabaster          AL         35007
240       9075-9077 Santa Monica Boulevard                                                 West Hollywood     CA         90069
241       1331 East US Highway 80                                                          Mesquite           TX         75150
245       Various                                                                          Texas City         TX         77590
245.01    1403 25th Street North                                                           Texas City         TX         77590
245.02    2410 24th Street North                                                           Texas City         TX         77590
251       303-307 New Natchitoches Road                                                    West Monroe        LA         71292
255       2445 Times Boulevard                                                             Houston            TX         77005
256       1940 Nightingale Lane                                                            Tavares            FL         32778
257       9880 Main Street                                                                 Woodstock          GA         30189
258       216 South Moss Street                                                            Seguin             TX         78155
259       2830 North Main Street                                                           Columbia           SC         29201
260       1432 Dunbar Road                                                                 Byron              GA         31008
261       9-13 Elm Street                                                                  Westfield          NJ         07090
262       4603-4605 Camp Bowie Boulevard                                                   Fort Worth         TX         76107
263       705 Boyd Road                                                                    Azle               TX         76020
265       3535 Weeden Creek Road                                                           Sheboygan          WI         53081
267       8290 Roswell Road                                                                Atlanta            GA         30350
268       12015 Perry Road                                                                 Houston            TX         77070

Loan #    County             Property Name                        Size     Measure       Interest Rate (%)
-------   ----------------   ----------------------------------   ------   -----------   -----------------
11        Milwaukee          411 East Wisconsin                   654948   Square Feet             5.45000
13        Ramsey             Shoreview Corporate Center           552927   Square Feet             5.74500
15        Fulton             Powers Ferry Landing East            393533   Square Feet             5.85000
17        Saint Louis        K-V Pharmaceutical Portfolio         696719   Square Feet             5.90500
17.01     Saint Louis        One Corporate Woods Drive            315000   Square Feet             5.90500
17.02     Saint Louis        3100 Corporate Exchange Court        259988   Square Feet             5.90500
17.03     Saint Louis        10850-62 Metro Court                  40786   Square Feet             5.90500
17.04     Saint Louis        10876-88 Metro Court                  80945   Square Feet             5.90500
29        Fort Bend          Inland - Colony Square               237208   Square Feet             4.84200
34        Jefferson          Westgate Plaza Shopping Center       212067   Square Feet             5.55000
44        Richland           1333 Main Street & Vista Center      218202   Square Feet             5.70000
45        Collier            Coral Palms Apartments                  288   Units                   6.18000
50        Collin             Inland - Craig Crossing              128394   Square Feet             5.34000
52        Douglas            Pearson PLC Building - Lawrence      195000   Square Feet             5.84000
54        Sarasota           ELS - Rambler's Rest Resort             647   Pads                    5.70000
69        McCracken          Inland Olivet Church                 165734   Square Feet             5.33000
71        Suffolk            176 Federal Street                    75400   Square Feet             6.39000
81        San Diego          Comfort Inn - Gaslamp                   103   Rooms                   6.67000
86        Knox               Hilton Garden Inn - Knoxville           118   Rooms                   5.76000
90        Rockingham         Hampton Inn Portsmouth                  128   Rooms                   6.07000
95        Pinal              ELS - Fiesta Grande I & II              767   Pads                    5.71000
96        Tulsa              Galleria Apartments                     256   Units                   6.43500
106       Brown              HSA-Green Bay                        108222   Square Feet             5.93000
107       Riverside          Desert Courtyards                     25640   Square Feet             5.62000
115       San Diego          Ramada Inn - Carlsbad                   121   Rooms                   6.67000
116       Scott              Inland - Sentry Office Building       73226   Square Feet             5.98500
117       York               Poquoson Commons                      63248   Square Feet             6.17000
119       Charlotte          ELS - Tropical Palms                    296   Pads                    5.71000
121       Harris             Deerbrook SC                          83308   Square Feet             5.97000
122       Pierce             Yakima Avenue Plaza Retail            86957   Square Feet             5.95000
123       Los Angeles        Marshall's - Encino                   35000   Square Feet             5.86000
124       Lafayette          Camellia Tower Office Building        51395   Square Feet             5.83000
125       Forsyth            Greystone Professional Center         42889   Square Feet             5.97000
127       Navajo             ELS - Venture In                        390   Pads                    5.72000
133       Shelby             Trinity Place                         49781   Square Feet             5.73000
137       San Diego          Ridgecrest MHP                           91   Pads                    6.04000
138       Jackson            Cedar Creek Mall                      70911   Square Feet             5.92000
146       Davidson           Signature Center                      50235   Square Feet             5.57000
151       Carver             Walgreen's - Chanhassen, MN           15000   Square Feet             5.56000
152       Harris             Fairwind Apartments                     144   Units                   6.44000
156       Brazoria           Hampton Inn - Pearland, TX               61   Rooms                   5.98000
159       Yuma               ELS - Capri MHC & RV                    300   Pads                    5.71000
160       San Diego          Lomas Santa Fe Office                 21063   Square Feet             5.51000
161       Guilford           Wendover Square at James Landing      67030   Square Feet             5.77000
162       Ingham             The Arbaugh Redevelopment                48   Units                   5.66000
165       Georgetown         ELS - Inlet Oaks Village                175   Pads                    5.71000
166       Cobb               Suburban Extended Stay - Kennesaw       148   Rooms                   6.87000
173       Pitt               Brighton Park Apartments                144   Units                   5.37000
174       Oakland            Meadowbrook Professional Plaza        35267   Square Feet             5.84000
176       Williamson         Hampton Inn Austin-Round Rock            93   Rooms                   5.94500
192       Washington         Cypresswood Apartments                  122   Units                   6.12000
198       Northampton        Inland Eckerds - Hellertown           13813   Square Feet             5.02000
199       Lebanon            Inland Eckerds - Lebanon              13813   Square Feet             5.02000
200       Marion             Nolan Ridge Apartments                   64   Units                   6.00000
202       Jefferson          Inland Eckerds - Punxsutawny          13824   Square Feet             5.02000
205       La Crosse          Neshonoc Lakeside RV Resort             240   Pads                    6.05000
206       Mercer             Lake Lawrenceville Shopping Center    19976   Square Feet             6.43000
207       Osceola            Caribbean Village                     20750   Square Feet             6.28000
209       Orange             The Center on Bastanchury              8997   Square Feet             5.51000
210       Saline             Broadway Crossing                     30700   Square Feet             5.95000
211       Warrick            Riverwind Apartments                    150   Units                   6.20000
213       Davidson           Plaza 18                              33501   Square Feet             5.57000
216       Clayton            Lovejoy Commons                       17490   Square Feet             6.24300
222       Fort Bend          Colony Place                          14050   Square Feet             6.22100
224       Hinds              Beauregard Apartments                    72   Units                   6.05000
225       East Baton Rouge   Discount Storage                        387   Units                   5.96000
226       East Baton Rouge   Sunbelt Storage                         569   Units                   5.94000
227       Pinal              ELS - Foothills West                    192   Pads                    5.72000
231       Pinal              ELS - Casita Verde                      192   Pads                    5.71000
233       Hinds              Casa Grande & Southwick Apartments      117   Units                   6.05000
233.01    Hinds              Casa Grande Apartments                   89   Units                   6.05000
233.02    Hinds              Southwick Apartments                     28   Units                   6.05000
236       Collin             Safeway Self Storage                    377   Units                   6.61000
238       Shelby             Hillside Medical Office               16166   Square Feet             6.37000
240       Los Angeles        The Lobby                              5427   Square Feet             6.43500
241       Dallas             Center Point Business Park            73971   Square Feet             6.36000
245       Galveston          Parkwood / Lakewood Apartments          216   Units                   6.00000
245.01    Galveston          Parkwood Apartments                     128   Units                   6.00000
245.02    Galveston          Lakewood Apartments                      88   Units                   6.00000
251       Ouachita           Morning Meadow                          381   Units                   6.14000
255       Harris             Rinkoff Rice Village                   6975   Square Feet             6.41500
256       Lake               Best American Self Storage              320   Units                   6.35000
257       Cherokee           Napa Retail Center                    14000   Square Feet             6.17000
258       Guadalupe          Pecan Villa Apartments                   48   Units                   6.20000
259       Richland           Columbia Self Storage                   420   Units                   6.18000
260       Houston            Kingsridge Park                         108   Pads                    6.21000
261       Union              Elm Street Mixed Use                   5100   Square Feet             5.93000
262       Tarrant            Fort Worth Retail                      4701   Square Feet             5.77000
263       Tarrant            Walgreens - Azle, TX                  14820   Square Feet             5.52000
265       Sheboygan          Penske Truck Leasing                   9331   Square Feet             6.02000
267       Fulton             Northridge Square                     12431   Square Feet             6.39000
268       Harris             Woodedge Shopping Center               8646   Square Feet             6.26000

Loan #    Net Mortgage Interest Rate   Original Balance   Cutoff Balance   Term   Rem. Term   Maturity/ARD Date   Amort. Term
-------   --------------------------   ----------------   --------------   ----   ---------   -----------------   -----------
11                           5.41945         72,000,000       72,000,000    111         111   09/01/15                    360
13                           5.72445         54,770,000       54,770,000     96          91   01/01/14                    360
15                           5.78945         50,000,000       50,000,000     84          78   12/01/12                    360
17                           5.88445         43,000,000       42,708,177    180         178   04/01/21                    180
17.01                                        16,750,650       16,636,970    180         178                               180
17.02                                        16,750,650       16,636,970    180         178                               180
17.03                                         6,312,400        6,269,560    180         178                               180
17.04                                         3,186,300        3,164,676    180         178                               180
29                           4.82145         25,488,000       25,488,000     60          60   06/01/11                      0
34                           5.52945         22,400,000       22,280,867    120         115   01/01/16                    360
44                           5.63945         19,000,000       19,000,000    120         118   04/01/16                    360
45                           6.15945         18,650,000       18,650,000    120         119   05/01/16                    360
50                           5.31945         16,600,000       16,600,000     84          81   03/01/13                      0
52                           5.81945         16,025,000       16,025,000    120         119   05/01/16                    360
54                           5.67945         15,650,000       15,650,000    120         118   04/01/16                    360
69                           5.30945         12,510,000       12,510,000     84          82   04/01/13                      0
71                           6.36945         12,475,000       12,475,000     60          60   06/01/11                    360
81                           6.64945         10,875,000       10,875,000    120         120   06/01/16                    300
86                           5.73945         10,400,000       10,400,000    120         119   05/01/16                    360
90                           6.04945         10,000,000        9,981,990    120         118   04/01/16                    360
95                           5.68945          9,500,000        9,500,000    120         118   04/01/16                    360
96                           6.41445          9,500,000        9,484,256    120         118   04/01/16                    360
106                          5.90945          8,700,000        8,700,000    120         118   04/01/16                    360
107                          5.59945          8,600,000        8,600,000    120         119   05/01/16                    360
115                          6.64945          7,725,000        7,725,000    120         120   06/01/16                    300
116                          5.96445          7,600,000        7,600,000     84          83   05/01/13                      0
117                          6.14945          7,600,000        7,600,000    120         120   06/01/16                    360
119                          5.68945          7,500,000        7,500,000    120         118   04/01/16                    360
121                          5.85945          7,400,000        7,400,000    120         118   04/01/16                    360
122                          5.92945          7,250,000        7,250,000    120         118   04/01/16                    360
123                          5.83945          7,000,000        6,986,789    120         118   04/01/16                    360
124                          5.80945          6,800,000        6,800,000    120         119   05/01/16                    360
125                          5.94945          6,785,000        6,779,332    120         119   05/01/16                    360
127                          5.69945          6,690,000        6,690,000    120         119   05/01/16                    360
133                          5.70945          6,450,000        6,450,000    120         118   04/01/16                    360
137                          6.01945          6,319,852        6,314,439    113         112   10/01/15                    354
138                          5.84945          6,160,000        6,160,000    120         119   05/01/16                    360
146                          5.54945          5,800,000        5,800,000    120         118   04/01/16                    360
151                          5.53945          5,400,000        5,389,118    120         118   04/01/16                    360
152                          6.41945          5,340,000        5,331,160    120         118   04/01/16                    360
156                          5.88945          5,100,000        5,093,465    120         119   05/01/16                    300
159                          5.68945          5,000,000        5,000,000    120         118   04/01/16                    360
160                          5.48945          5,000,000        5,000,000    120         119   05/01/16                    360
161                          5.69945          5,000,000        5,000,000    120         118   04/01/16                    360
162                          5.63945          5,000,000        4,993,185     84          83   05/01/13                    300
165                          5.68945          4,875,000        4,875,000    120         118   04/01/16                    360
166                          6.77945          4,875,000        4,869,787    120         119   05/01/16                    300
173                          5.34945          4,500,000        4,470,730    120         114   12/01/15                    360
174                          5.81945          4,440,000        4,440,000    120         116   02/01/16                    360
176                          5.87445          4,400,000        4,394,323    120         119   05/01/16                    300
192                          6.06945          3,600,000        3,600,000    120         118   04/01/16                    360
198                          4.99945          3,400,000        3,400,000     60          60   06/01/11                      0
199                          4.99945          3,400,000        3,400,000     60          60   06/01/11                      0
200                          5.92945          3,400,000        3,397,182    120         119   05/01/16                    360
202                          4.99945          3,322,000        3,322,000     60          60   06/01/11                      0
205                          6.02945          3,120,000        3,120,000    120         118   04/01/16                    348
206                          6.35945          3,098,000        3,098,000    120         120   06/01/16                    360
207                          6.20945          3,100,000        3,094,676     60          58   04/01/11                    360
209                          5.48945          3,000,000        2,997,182    120         119   05/01/16                    360
210                          5.92945          2,900,000        2,900,000    120         118   04/01/16                    360
211                          6.17945          2,880,000        2,872,415    120         118   04/01/16                    300
213                          5.54945          2,800,000        2,800,000    120         118   04/01/16                    360
216                          6.22245          2,660,000        2,655,393    120         118   04/01/16                    360
222                          6.14045          2,435,000        2,433,097    120         119   05/01/16                    360
224                          5.99945          2,400,000        2,393,512    120         118   04/01/16                    300
225                          5.93945          2,375,000        2,368,479    120         118   04/01/16                    300
226                          5.91945          2,375,000        2,368,456    120         118   04/01/16                    300
227                          5.69945          2,325,000        2,325,000    120         118   04/01/16                    360
231                          5.68945          2,250,000        2,250,000    120         118   04/01/16                    360
233                          5.99945          2,212,000        2,206,020    120         118   04/01/16                    300
233.01                                        1,528,431        1,524,299    120         118                               300
233.02                                          683,569          681,722    120         118                               300
236                          6.58945          2,180,000        2,180,000    120         120   06/01/16                    360
238                          6.31945          2,100,000        2,100,000    120         119   05/01/16                    360
240                          6.41445          2,000,000        1,998,527    120         119   05/01/16                    360
241                          6.28945          2,000,000        1,998,496    120         119   05/01/16                    360
245                          5.97945          1,900,000        1,887,216    180         178   04/01/21                    180
245.01                                        1,180,063        1,172,123    180         178                               180
245.02                                          719,937          715,093    180         178                               180
251                          6.11945          1,670,000        1,667,039    120         118   04/01/16                    360
255                          6.30445          1,555,000        1,552,411    120         118   04/01/16                    360
256                          6.32945          1,500,000        1,498,214    120         119   05/01/16                    300
257                          6.09945          1,500,000        1,497,359    120         118   04/01/16                    360
258                          6.08945          1,460,000        1,457,447    120         118   04/01/16                    360
259                          6.15945          1,410,000        1,406,274    120         118   04/01/16                    300
260                          6.18945          1,400,000        1,398,903    120         119   05/01/16                    360
261                          5.90945          1,400,000        1,397,398    120         118   04/01/16                    360
262                          5.74945          1,400,000        1,397,305    120         118   04/01/16                    360
263                          5.49945          1,350,000        1,350,000    120         117   03/01/16                      0
265                          5.99945          1,325,000        1,321,399    120         118   04/01/16                    300
267                          6.35945          1,300,000        1,297,823    120         118   04/01/16                    360
268                          6.23945          1,295,000        1,293,999    120         119   05/01/16                    360

Loan #    Rem. Amort.   Monthly Debt Service   Servicing Fee Rate   Accrual Type   ARD (Y/N)
-------   -----------   --------------------   ------------------   ------------   ---------
11                360                406,552                        Actual/360     No
13                360                319,449                        Actual/360     No
15                360                294,970                        Actual/360     No
17                178                360,655                        Actual/360     No
17.01             178
17.02             178
17.03             178
17.04             178
29                  0                102,844                        30/360         No
34                355                127,888                        Actual/360     No
44                360                110,276                        Actual/360     No
45                360                113,984                        Actual/360     No
50                  0                 73,870                        30/360         Yes
52                360                 94,436                        Actual/360     No
54                360                 90,833                        Actual/360     No
69                  0                 55,565                        30/360         Yes
71                360                 77,950                        Actual/360     No
81                300                 74,588                        Actual/360     No
86                360                 60,758                        Actual/360     No
90                358                 60,406                        Actual/360     No
95                360                 55,198                        Actual/360     No
96                358                 59,641                        Actual/360     No
106               360                 51,770                        Actual/360     No
107               360                 49,479                        Actual/360     No
115               300                 52,983                        Actual/360     No
116                 0                 37,905                        30/360         Yes
117               360                 46,400                        Actual/360     No
119               360                 43,578                        Actual/360     No
121               360                 44,224                        Actual/360     No
122               360                 43,235                        Actual/360     No
123               358                 41,341                        Actual/360     No
124               360                 40,029                        Actual/360     No
125               359                 40,549                        Actual/360     No
127               360                 38,914                        Actual/360     No
133               360                 37,559                        Actual/360     No
137               353                 38,283                        Actual/360     No
138               360                 36,616                        Actual/360     No
146               360                 33,187                        Actual/360     No
151               358                 30,864                        Actual/360     No
152               358                 33,542                        Actual/360     No
156               299                 32,797                        Actual/360     No
159               360                 29,052                        Actual/360     No
160               360                 28,421                        Actual/360     No
161               360                 29,242                        Actual/360     No
162               299                 31,184                        Actual/360     No
165               360                 28,325                        Actual/360     No
166               299                 34,052                        Actual/360     No
173               354                 25,185                        Actual/360     No
174               360                 26,165                        Actual/360     No
176               299                 28,202                        Actual/360     No
192               360                 21,862                        Actual/360     No
198                 0                 14,223                        30/360         No
199                 0                 14,223                        30/360         No
200               359                 20,385                        Actual/360     No
202                 0                 13,897                        30/360         No
205               348                 19,038                        Actual/360     No
206               360                 19,439                        Actual/360     No
207               358                 19,148                        Actual/360     No
209               359                 17,053                        Actual/360     No
210               360                 17,294                        Actual/360     No
211               298                 18,910                        Actual/360     No
213               360                 16,021                        Actual/360     No
216               358                 16,366                        Actual/360     No
222               359                 14,947                        Actual/360     No
224               298                 15,537                        Actual/360     No
225               298                 15,244                        Actual/360     No
226               298                 15,215                        Actual/360     No
227               360                 13,524                        Actual/360     No
231               360                 13,073                        Actual/360     No
233               298                 14,320                        Actual/360     No
233.01            298
233.02            298
236               360                 13,937                        Actual/360     No
238               360                 13,094                        Actual/360     No
240               359                 12,556                        Actual/360     No
241               359                 12,458                        Actual/360     No
245               178                 16,033                        Actual/360     No
245.01            178
245.02            178
251               358                 10,163                        Actual/360     No
255               358                  9,742                        Actual/360     No
256               299                  9,988                        Actual/360     No
257               358                  9,158                        Actual/360     No
258               358                  8,942                        Actual/360     No
259               298                  9,240                        Actual/360     No
260               359                  8,584                        Actual/360     No
261               358                  8,331                        Actual/360     No
262               358                  8,188                        Actual/360     No
263                 0                  6,296                        Actual/360     No
265               298                  8,553                        Actual/360     No
267               358                  8,123                        Actual/360     No
268               359                  7,982                        Actual/360     No

Loan #   ARD Step Up (%)                                                              Title Type      Crossed Loan
------   --------------------------------------------------------------------------   -------------   ------------
11                                                                                    Fee
13                                                                                    Fee
15                                                                                    Fee
17                                                                                    Fee/Leasehold
17.01                                                                                 Leasehold
17.02                                                                                 Fee
17.03                                                                                 Leasehold
17.04                                                                                 Leasehold
29                                                                                    Fee
34                                                                                    Fee
44                                                                                    Fee
45                                                                                    Fee
50       Lesser of maximum rate permitted by applicable law or 2.00% + Initial Rate   Fee
52                                                                                    Fee
54                                                                                    Fee
69       Lesser of maximum rate permitted by applicable law or 2.00% + Initial Rate   Fee
71                                                                                    Fee
81                                                                                    Fee
86                                                                                    Fee
90                                                                                    Fee
95                                                                                    Fee
96                                                                                    Fee
106                                                                                   Fee
107                                                                                   Fee
115                                                                                   Fee
116      Lesser of maximum rate permitted by applicable law or 2.00% + Initial Rate   Fee
117                                                                                   Fee
119                                                                                   Fee
121                                                                                   Fee
122                                                                                   Fee
123                                                                                   Fee
124                                                                                   Fee
125                                                                                   Fee
127                                                                                   Fee
133                                                                                   Fee
137                                                                                   Fee
138                                                                                   Fee
146                                                                                   Fee             C
151                                                                                   Fee
152                                                                                   Fee
156                                                                                   Fee
159                                                                                   Fee
160                                                                                   Fee
161                                                                                   Fee
162                                                                                   Fee
165                                                                                   Fee
166                                                                                   Fee
173                                                                                   Fee
174                                                                                   Fee
176                                                                                   Fee
192                                                                                   Fee
198                                                                                   Fee             B
199                                                                                   Fee/Leasehold   B
200                                                                                   Fee
202                                                                                   Fee             B
205                                                                                   Fee
206                                                                                   Fee
207                                                                                   Fee
209                                                                                   Fee
210                                                                                   Fee
211                                                                                   Fee
213                                                                                   Fee             C
216                                                                                   Fee
222                                                                                   Fee
224                                                                                   Fee
225                                                                                   Fee             A
226                                                                                   Fee             A
227                                                                                   Fee
231                                                                                   Fee
233                                                                                   Fee
233.01                                                                                Fee
233.02                                                                                Fee
236                                                                                   Fee
238                                                                                   Fee
240                                                                                   Fee
241                                                                                   Fee
245                                                                                   Fee
245.01                                                                                Fee
245.02                                                                                Fee
251                                                                                   Fee
255                                                                                   Fee
256                                                                                   Fee
257                                                                                   Fee
258                                                                                   Fee
259                                                                                   Fee
260                                                                                   Fee
261                                                                                   Fee
262                                                                                   Fee
263                                                                                   Fee
265                                                                                   Fee
267                                                                                   Leasehold
268                                                                                   Fee

Loan #   Originator/Loan Seller
------   ----------------------
11       LaSalle
13       LaSalle
15       LaSalle
17       LaSalle
17.01    LaSalle
17.02    LaSalle
17.03    LaSalle
17.04    LaSalle
29       LaSalle
34       LaSalle
44       LaSalle
45       LaSalle
50       LaSalle
52       LaSalle
54       LaSalle
69       LaSalle
71       LaSalle
81       LaSalle
86       LaSalle
90       LaSalle
95       LaSalle
96       LaSalle
106      LaSalle
107      LaSalle
115      LaSalle
116      LaSalle
117      LaSalle
119      LaSalle
121      LaSalle
122      LaSalle
123      LaSalle
124      LaSalle
125      LaSalle
127      LaSalle
133      LaSalle
137      LaSalle
138      LaSalle
146      LaSalle
151      LaSalle
152      LaSalle
156      LaSalle
159      LaSalle
160      LaSalle
161      LaSalle
162      LaSalle
165      LaSalle
166      LaSalle
173      LaSalle
174      LaSalle
176      LaSalle
192      LaSalle
198      LaSalle
199      LaSalle
200      LaSalle
202      LaSalle
205      LaSalle
206      LaSalle
207      LaSalle
209      LaSalle
210      LaSalle
211      LaSalle
213      LaSalle
216      LaSalle
222      LaSalle
224      LaSalle
225      LaSalle
226      LaSalle
227      LaSalle
231      LaSalle
233      LaSalle
233.01   LaSalle
233.02   LaSalle
236      LaSalle
238      LaSalle
240      LaSalle
241      LaSalle
245      LaSalle
245.01   LaSalle
245.02   LaSalle
251      LaSalle
255      LaSalle
256      LaSalle
257      LaSalle
258      LaSalle
259      LaSalle
260      LaSalle
261      LaSalle
262      LaSalle
263      LaSalle
265      LaSalle
267      LaSalle
268      LaSalle

Loan #    Guarantor
-------   -------------------------------------------------------------------------------------------
11        Triple Net Properties, LLC
13        Richard D. Gee and Maxwell B. Drever
15        Richard D. Gee and Maxwell B. Drever
17        K-V Pharmaceutical Company, Inc.; ETHEX Corporation; Ther-Rx Corporation;
          Particle Dynamics, Inc.
17.01
17.02
17.03
17.04
29        Inland Western Sugar Land Colony Limited Partnership and Inland Western Retail Real
          Estate Trust, Inc.
34        Victory Real Estate Investments, LLC
44        Benjamin E. Brantley; Harold V. Pickrel, III; A.S. Harpe, II; Ronald O. Swinson, Jr.;
          F. McCord Ogburn, Jr.
45        Homestead Land Holdings Limited
50        Craig Crossing 1031, L.L.C. and Inland Real Estate Exchange Corporation
52        Caplease Credit LLC
54        MHC Operating Limited Partnership
69        Olivet Church 1031, L.L.C. and Inland Real Estate Exchange Corporation
71        AREO REIT, Ltd.
81        Michael P. Cafagna and Mark P. Mandell
86        C. Michael Gibson, Dr. Daniel Elstein
90        Eliot D. Cohen, Michael V. Harrell and Reed A. Miller
95        MHC Operating Limited Partnership
96        Newport Property Apartment Ventures, Ltd.
106       Robert E. Smietana, John E. Shaffer, Melissa S. Pielet
107       John A. Bonutto
115       Michael P. Cafagna and Mark P. Mandell
116       Sentry Office Building DBTand Inland Real Estate Exchange Corporation
117       Gary J. Davies and David P. Hill
119       MHC Operating Limited Partnership
121       Edna F. Meyer-Nelson
122       Michael G. Peterson
123       Fu Hsing Chen and Jyu Yuan Chen
124       Rodney L. Savoy, Robert J. Gagnard, Robert W. Daigle
125       E. Allen Brown, Jr.
127       MHC Operating Limited Partnership
133       Rajpal S. Grewal, Kanwalpreet K. Grewal
137       John L. Baldwin
138       David A. Krone, William Heller, Solcyman Kahen
146       Michael D. Shmerling
151       Maria Letsos
152       Newport Property Apartment Ventures, Ltd.
156       Rushi B. Patel, Rupam R. Pateder
159       MHC Operating Limited Partnership
160       William R. Beckman
161       George W. Ragsdale
162       Richard M. Karp and Arbaugh Development Company LLC
165       MHC Operating Limited Partnership
166       Alvin O. Benton, W. Richard Russell, Brian D. Benton
173       Reginald C. Spain and Bonita B. Spain
174       William E. Eiseman & David Keren
176       Michael V. Harrell and Robert M. Rogers
192       George R. Walker III & George R. Walker Jr.
198       Inland Western Hellertown Main Street DST and Inland Western Retail Real Estate Trust, Inc.
199       Inland Western Lebanon 9th Street DST and Inland Western Retail Real Estate Trust, Inc.
200       Charles W. Merrill, Anthony C. Merrill
202       Inland Western Punxsutawney Mahoning Street DST and Inland Western Retail Real
          Estate Trust, Inc.
205       Barry L. Haase, Philip S. Moreau
206       Arvind Goel
207       Gary Abriola, Dennis J. Abriola, Ronald V. Abriola
209       Richard P. Mosesian, Charles S. Mosesian
210       Joe L. Finley
211       Richard C. Sorensen and Laura L. Sorensen
213       Michael D. Shmerling
216       Joel I. McCloud & Kenneth J. Friedenthal
222       Long T. Chau
224       Albert Belmonte
225       Lismore T. Maino
226       Lismore T. Maino
227       MHC Operating Limited Partnership
231       MHC Operating Limited Partnership
233       Albert Belmonte
233.01
233.02
236       Robert D. Walner and Cathie F. Simonieg
238       Douglas M. Clayton
240       Sam Nazarian
241       Jean-Pierre Di Blasio, Joseph Santoianni
245       Billie Lynn Daniels
245.01
245.02
251       Ralph H. Owens
255       Eric Rinkoff
256       Richard T. Gallacher
257       Virginia A. Hepner, David Littlefield, Ralph Gilbert
258       Alan Weiss
259       Jon D. Heard and James C. Heard
260       Ralph E. Lord
261       Alan DeRose
262       Beatrice B. Slater
263       Theodore J. Mintz, Annabelle L. Mintz, Richard O. Mabie, Ruth M. Mabie
265       David A. Winograd, Kevin S. Paykel
267       W. Richard Matherly
268       Nassim H. Mussry, Sol N. Mussry, Ruth E. Mussry

                             UPFRONT ESCROW
                             ---------------------------------------------------------------------------------------------
Loan #    Letter of Credit   Upfront CapEx Reserve   Upfront Eng. Reserve   Upfront Envir. Reserve   Upfront TI/LC Reserve
-------   ----------------   ---------------------   --------------------   ----------------------   ---------------------
11        No                                  0.00             100,000.00                     0.00                    0.00
13        No                                  0.00              72,875.00                     0.00            2,000,000.00
15        No                                  0.00                   0.00                     0.00            2,000,000.00
17        No                                  0.00                   0.00                     0.00                    0.00
17.01     No
17.02     No
17.03     No
17.04     No
29        No                                  0.00                   0.00                     0.00                    0.00
34             1,125,000.0                    0.00                   0.00                     0.00              200,000.00
44        No                                  0.00                   0.00                     0.00            2,242,915.00
45             2,800,000.0                    0.00              15,625.00                     0.00                    0.00
50        No                                  0.00                   0.00                     0.00                    0.00
52        No                                  0.00                   0.00                     0.00                    0.00
54        No                                  0.00                   0.00                     0.00                    0.00
69        No                                  0.00                   0.00                     0.00                    0.00
71        No                                  0.00                   0.00                     0.00              101,490.00
81        No                                  0.00               6,375.00                     0.00                    0.00
86        No                                  0.00                   0.00                     0.00                    0.00
90        No                                  0.00               7,500.00                     0.00                    0.00
95        No                                  0.00                   0.00                     0.00                    0.00
96        No                                  0.00                   0.00                     0.00                    0.00
106       No                             45,187.50              54,812.50                     0.00              300,000.00
107       No                                  0.00                   0.00                     0.00                    0.00
115       No                                  0.00               7,158.75                     0.00                    0.00
116       No                                  0.00                   0.00                     0.00                    0.00
117       No                                  0.00              24,837.50                     0.00                    0.00
119       No                                  0.00                   0.00                     0.00                    0.00
121       No                                  0.00              25,243.75                     0.00                    0.00
122       No                                  0.00                   0.00                     0.00                    0.00
123       No                                  0.00              12,500.00                     0.00                    0.00
124       No                                  0.00                   0.00                     0.00                    0.00
125       No                                  0.00                   0.00                     0.00                    0.00
127       No                                  0.00                   0.00                     0.00                    0.00
133       No                                  0.00                   0.00                     0.00                    0.00
137       No                                  0.00                   0.00                     0.00                    0.00
138       No                                  0.00               4,500.00                     0.00                    0.00
146              104,787.0                    0.00                   0.00                     0.00                    0.00
151       No                                  0.00                   0.00                     0.00                    0.00
152       No                                  0.00                   0.00                     0.00                    0.00
156       No                                  0.00                   0.00                     0.00                    0.00
159       No                                  0.00              32,400.00                     0.00                    0.00
160       No                                  0.00                   0.00                     0.00                    0.00
161       No                                  0.00                   0.00                     0.00                    0.00
162       No                                  0.00                   0.00                     0.00                    0.00
165       No                                  0.00                   0.00                     0.00                    0.00
166       No                                  0.00                   0.00                     0.00                    0.00
173               45,000.0                    0.00              27,125.00                     0.00                    0.00
174       No                                  0.00                   0.00                     0.00               90,000.00
176       No                                  0.00                   0.00                     0.00                    0.00
192       No                                  0.00              18,750.00                     0.00                    0.00
198       No                                  0.00                   0.00                     0.00                    0.00
199       No                                  0.00                   0.00                     0.00                    0.00
200       No                                  0.00                   0.00                     0.00                    0.00
202       No                                  0.00                   0.00                     0.00                    0.00
205       No                                  0.00                   0.00                     0.00                    0.00
206               50,000.0                    0.00                   0.00                     0.00                    0.00
207       No                                  0.00                   0.00                     0.00                    0.00
209       No                                  0.00                   0.00                     0.00                    0.00
210       No                                  0.00                   0.00                     0.00                    0.00
211       No                                  0.00               1,375.00                     0.00                    0.00
213               49,526.0                    0.00                   0.00                     0.00                    0.00
216       No                                  0.00                   0.00                     0.00                    0.00
222       No                                  0.00                   0.00                25,000.00                    0.00
224       No                                  0.00              38,813.00                     0.00                    0.00
225       No                                  0.00                   0.00                     0.00                    0.00
226       No                                  0.00                   0.00                     0.00                    0.00
227       No                                  0.00              11,800.00                     0.00                    0.00
231       No                                  0.00                   0.00                     0.00                    0.00
233       No                                  0.00              22,813.00                     0.00                    0.00
233.01    No
233.02    No
236       No                                  0.00              10,313.00                     0.00                    0.00
238       No                                  0.00                   0.00                     0.00                    0.00
240       No                                  0.00               3,125.00                     0.00                    0.00
241       No                                  0.00               6,375.00                     0.00                    0.00
245       No                                  0.00                   0.00                     0.00                    0.00
245.01    No
245.02    No
251       No                                  0.00                   0.00                     0.00                    0.00
255       No                                  0.00                   0.00                     0.00                    0.00
256       No                                  0.00                   0.00                     0.00                    0.00
257       No                                  0.00                   0.00                     0.00                    0.00
258       No                                  0.00                   0.00                     0.00                    0.00
259       No                                  0.00               7,812.50                     0.00                    0.00
260       No                                  0.00                   0.00                     0.00                    0.00
261       No                                  0.00                   0.00                25,000.00                    0.00
262       No                                  0.00                   0.00                     0.00                    0.00
263       No                                  0.00                   0.00                     0.00                    0.00
265       No                                  0.00                   0.00                     0.00                    0.00
267       No                                  0.00                   0.00                     0.00                    0.00
268               50,000.0                    0.00                   0.00                     0.00                    0.00

          UPFRONT ESCROW                                                          MONTHLY ESCROW
          ---------------------------------------------------------------------   ---------------------
Loan #    Upfront RE Tax Reserve   Upfront Ins. Reserve   Upfront Other Reserve   Monthly Capex Reserve
-------   ----------------------   --------------------   ---------------------   ---------------------
11                  1,697,830.85              82,113.20                    0.00                10902.75
13                    407,902.56               5,878.60                    0.00                 9210.67
15                    103,042.89              78,947.44                    0.00                 4911.08
17                          0.00                   0.00                    0.00                    0.00
17.01
17.02
17.03
17.04
29                          0.00                   0.00                    0.00                    0.00
34                    278,755.10               8,298.33                    0.00                 1767.25
44                    117,452.00              16,436.16              500,000.00                 3751.75
45                          0.00                   0.00                    0.00                    0.00
50                          0.00                   0.00                    0.00                    0.00
52                          0.00                   0.00                    0.00                    0.00
54                          0.00                   0.00                    0.00                    0.00
69                          0.00                   0.00                    0.00                    0.00
71                    107,098.49               3,190.03                    0.00                 1272.50
81                     10,769.29              12,770.33                    0.00                10132.67
86                     20,813.83              18,138.29                    0.00                11633.67
90                     54,614.72                   0.00                    0.00                12678.42
95                          0.00                   0.00                    0.00                    0.00
96                     15,995.37                   0.00                    0.00                 5333.00
106                         0.00               6,269.90                    0.00                    0.00
107                    15,600.00               5,110.30              500,000.00                  320.50
115                    19,315.56              28,213.90                    0.00                 8401.33
116                         0.00                   0.00                    0.00                    0.00
117                         0.00               1,247.05              116,810.40                  654.25
119                         0.00                   0.00                    0.00                    0.00
121                    53,716.18              20,854.86               30,310.00                 3972.33
122                         0.00              14,324.27              250,000.00                 1087.00
123                     8,385.50               9,200.10                    0.00                  437.50
124                    18,720.00                   0.00                    0.00                  643.75
125                    41,194.94               1,486.51                    0.00                    0.00
127                         0.00                   0.00                    0.00                    0.00
133                    60,835.84               3,414.84                    0.00                  622.63
137                         0.00                   0.00                    0.00                  434.75
138                    72,650.50               1,893.15                    0.00                 1004.58
146                         0.00                 947.79                    0.00                  628.00
151                         0.00                   0.00               38,575.00                  187.50
152                     9,217.22                   0.00                    0.00                 3132.00
156                    26,456.78              12,948.00                    0.00                 5102.10
159                         0.00                   0.00                    0.00                    0.00
160                     6,854.58               5,446.65                    0.00                  354.00
161                    25,701.21               4,715.62                    0.00                  837.92
162                     3,825.30              10,660.00              270,000.00                 1000.00
165                         0.00                   0.00                    0.00                    0.00
166                         0.00                   0.00                    0.00                 4838.08
173                     5,264.92              22,891.33                    0.00                 3000.00
174                    31,368.95               1,091.31              150,000.00                  587.75
176                    47,816.21                   0.00                    0.00                 7251.75
192                    15,840.34               2,407.50                    0.00                 2541.66
198                         0.00                   0.00                    0.00                    0.00
199                         0.00                   0.00                    0.00                    0.00
200                         0.00                   0.00                    0.00                    0.00
202                         0.00                   0.00                    0.00                    0.00
205                     6,378.50               3,849.91               24,129.98                  995.83
206                     8,638.93               1,044.51                    0.00                  249.70
207                     4,291.51               1,729.00                    0.00                  267.33
209                     1,616.48               1,067.56               10,965.00                  112.46
210                     5,936.42               4,988.88                    0.00                  383.75
211                    33,744.65              15,630.16                    0.00                 3486.66
213                         0.00                 749.15                    0.00                  411.25
216                     6,530.64                 951.38                6,160.00                  218.67
222                    18,017.76               3,683.33                    0.00                  175.67
224                     9,622.22               5,276.18                    0.00                 1737.85
225                    14,976.00               3,992.91                    0.00                 1331.17
226                    14,725.97               1,564.68                    0.00                  920.08
227                         0.00                   0.00                    0.00                    0.00
231                         0.00                   0.00                    0.00                    0.00
233                    13,766.90              10,708.10                    0.00                 2480.69
233.01
233.02
236                    15,421.55               6,115.20                    0.00                  678.33
238                     9,779.70                 928.72                    0.00                  202.09
240                     3,301.82              34,091.20                    0.00                  118.75
241                    28,353.42               3,030.21                    0.00                  998.33
245                    24,632.30              17,106.78                    0.00                 4785.50
245.01
245.02
251                     1,157.76               5,308.77                    0.00                  855.84
255                     5,631.25               1,669.98                    0.00                   87.16
256                     6,636.41               1,433.47                    0.00                  417.33
257                     7,426.06               1,273.13                    0.00                  175.00
258                     8,241.36               5,020.70                    0.00                 1000.00
259                     7,749.79               1,912.39                    0.00                  877.33
260                     4,062.16               2,961.92                    0.00                  450.00
261                         0.00               8,674.64                    0.00                   61.88
262                         0.00                   0.00                    0.00                    0.00
263                         0.00                   0.00                    0.00                    0.00
265                         0.00                   0.00                    0.00                    0.00
267                    16,921.14                 499.37                    0.00                  173.61
268                    11,698.98                 712.40               11,000.00                    0.00

          MONTHLY ESCROW
          ----------------------------------------------------------------------------------------------
Loan #    Monthly Envir. Reserve   Monthly TI/LC Reserve   Monthly RE Tax Reserve   Monthly Ins. Reserve
-------   ----------------------   ---------------------   ----------------------   --------------------
11                          0.00                54613.75                212228.86                8211.32
13                          0.00                32110.08                101975.64                5878.60
15                          0.00                32740.42                 34347.63                6578.95
17                          0.00                    0.00                     0.00                   0.00
17.01
17.02
17.03
17.04
29                          0.00                    0.00                     0.00                   0.00
34                          0.00                 6923.66                 25341.37                4149.17
44                          0.00                13891.17                 29363.00                1826.24
45                          0.00                    0.00                     0.00                   0.00
50                          0.00                    0.00                     0.00                   0.00
52                          0.00                    0.00                 32210.90                   0.00
54                          0.00                    0.00                     0.00                   0.00
69                          0.00                    0.00                     0.00                   0.00
71                          0.00                 6362.50                 35699.50                3190.03
81                          0.00                    0.00                  3589.76                1824.33
86                          0.00                    0.00                  5203.46                2267.29
90                          0.00                    0.00                 10922.94                   0.00
95                          0.00                    0.00                     0.00                   0.00
96                          0.00                    0.00                  7997.69                4507.27
106                         0.00                 1803.70                     0.00                 895.70
107                         0.00                 2136.67                  7800.00                1703.43
115                         0.00                    0.00                  6438.52                2564.90
116                         0.00                    0.00                     0.00                   0.00
117                         0.00                 2174.25                  5677.91                1247.05
119                         0.00                    0.00                     0.00                   0.00
121                         0.00                 1137.42                 13429.04                2317.21
122                         0.00                 3620.50                  9380.61                1432.43
123                         0.00                    0.00                  8385.50                1022.23
124                         0.00                 4166.67                  3120.00                2373.80
125                         0.00                    0.00                  6865.82                 743.25
127                         0.00                    0.00                     0.00                   0.00
133                         0.00                 3534.08                 15208.96                1707.42
137                         0.00                    0.00                  4419.95                 560.04
138                         0.00                 2948.50                 12108.42                 946.57
146                         0.00                 4336.58                     0.00                 473.89
151                         0.00                    0.00                     0.00                   0.00
152                         0.00                    0.00                  2304.31                2545.92
156                         0.00                    0.00                  5291.36                3237.00
159                         0.00                    0.00                     0.00                   0.00
160                         0.00                 1654.92                  3427.29                 778.09
161                         0.00                    0.00                  6425.30                1571.87
162                         0.00                 1000.00                   956.33                2132.00
165                         0.00                    0.00                     0.00                   0.00
166                         0.00                    0.00                  3106.48                1834.13
173                         0.00                    0.00                  5264.92                2081.03
174                         0.00                 2929.42                  7842.24                 545.65
176                         0.00                    0.00                  9563.24                   0.00
192                         0.00                    0.00                  5280.11                2407.50
198                         0.00                    0.00                     0.00                   0.00
199                         0.00                    0.00                     0.00                   0.00
200                         0.00                    0.00                  4510.70                 485.07
202                         0.00                    0.00                     0.00                   0.00
205                         0.00                    0.00                  2126.20                1924.95
206                         0.00                    0.00                  4319.47                 522.25
207                         0.00                 1175.83                  4291.51                 864.50
209                         0.00                  677.35                   808.24                 533.78
210                         0.00                 2276.92                   848.06                 554.32
211                         0.00                    0.00                  5624.11                3907.54
213                         0.00                 2224.75                     0.00                 374.57
216                         0.00                 1112.91                  1088.44                 475.70
222                         0.00                 1079.33                  3603.55                 736.67
224                         0.00                    0.00                  2405.56                1758.73
225                         0.00                    0.00                  2995.20                1996.45
226                         0.00                    0.00                  2945.19                 782.34
227                         0.00                    0.00                     0.00                   0.00
231                         0.00                    0.00                     0.00                   0.00
233                         0.00                    0.00                  3441.72                3569.37
233.01
233.02
236                         0.00                    0.00                  3084.31                 611.52
238                         0.00                 1415.42                  1629.95                 309.57
240                         0.00                    0.00                  1650.91                8522.80
241                         0.00                 2603.58                  5670.68                 757.55
245                         0.00                    0.00                  8210.77                5702.26
245.01
245.02
251                         0.00                    0.00                   231.55                1061.75
255                         0.00                  408.58                  1407.81                 556.66
256                         0.00                    0.00                  1878.80                 286.69
257                         0.00                  910.00                  1485.21                 636.57
258                         0.00                    0.00                  2060.34                1255.18
259                         0.00                    0.00                  1937.45                 956.19
260                         0.00                    0.00                   677.03                 493.65
261                         0.00                  576.25                  1635.52                 722.89
262                         0.00                    0.00                     0.00                   0.00
263                         0.00                    0.00                     0.00                   0.00
265                         0.00                    0.00                     0.00                   0.00
267                         0.00                  866.00                  2417.31                 249.69
268                         0.00                    0.00                  2339.80                 356.20

          MONTHLY ESCROW
          ---------------------
Loan #    Monthly Other Reserve   Grace Period   Lockbox In-place   Property Type          Defeasance Permitted   Loan Group
-------   ---------------------   ------------   ----------------   --------------------   --------------------   ----------
11                     25000.00              5   Yes                Office                 Yes                             1
13                         0.00              5   Yes                Office                 Yes                             1
15                         0.00              5   Yes                Office                 Yes                             1
17                         0.00              5   Yes                Industrial             Yes                             1
17.01                                        5   Yes                Industrial             Yes                             1
17.02                                        5   Yes                Industrial             Yes                             1
17.03                                        5   Yes                Industrial             Yes                             1
17.04                                        5   Yes                Industrial             Yes                             1
29                         0.00              5   No                 Retail                 No                              1
34                         0.00              5   No                 Retail                 Yes                             1
44                         0.00              5   No                 Office                 Yes                             1
45                         0.00              5   No                 Multifamily            Yes                             2
50                         0.00              5   No                 Retail                 No                              1
52                         0.00              5   Yes                Industrial             Yes                             1
54                         0.00              5   No                 Manufactured Housing   Yes                             1
69                         0.00              5   No                 Retail                 No                              1
71                         0.00              5   No                 Office                 Yes                             1
81                         0.00              5   No                 Hotel                  Yes                             1
86                         0.00              5   No                 Hotel                  Yes                             1
90                         0.00              5   No                 Hotel                  Yes                             1
95                         0.00              5   No                 Manufactured Housing   Yes                             2
96                         0.00              5   No                 Multifamily            Yes                             2
106                        0.00              5   No                 Office                 Yes                             1
107                        0.00              5   No                 Retail                 Yes                             1
115                        0.00              5   No                 Hotel                  Yes                             1
116                        0.00              0   No                 Office                 No                              1
117                        0.00              5   No                 Retail                 Yes                             1
119                        0.00              5   No                 Manufactured Housing   Yes                             1
121                        0.00              5   No                 Retail                 No                              1
122                        0.00              5   No                 Retail                 No                              1
123                        0.00              5   No                 Retail                 Yes                             1
124                        0.00              5   No                 Office                 Yes                             1
125                        0.00              5   No                 Office                 Yes                             1
127                        0.00              5   No                 Manufactured Housing   Yes                             2
133                        0.00              5   No                 Retail                 Yes                             1
137                        0.00              5   No                 Manufactured Housing   No                              2
138                        0.00              5   No                 Retail                 Yes                             1
146                        0.00              5   No                 Office                 Yes                             1
151                        0.00              5   No                 Retail                 Yes                             1
152                        0.00              5   No                 Multifamily            Yes                             2
156                        0.00              5   No                 Hotel                  Yes                             1
159                        0.00              5   No                 Manufactured Housing   Yes                             2
160                        0.00              5   No                 Office                 Yes                             1
161                        0.00              5   Yes                Retail                 Yes                             1
162                        0.00              5   No                 Multifamily            Yes                             1
165                        0.00              5   No                 Manufactured Housing   Yes                             1
166                        0.00              5   No                 Hotel                  Yes                             1
173                        0.00              5   No                 Multifamily            Yes                             2
174                        0.00              5   No                 Office                 Yes                             1
176                        0.00              5   No                 Hotel                  Yes                             1
192                        0.00              5   No                 Multifamily            Yes                             2
198                        0.00              0   No                 Retail                 No                              1
199                        0.00              0   No                 Retail                 No                              1
200                        0.00              5   No                 Multifamily            Yes                             2
202                        0.00              0   No                 Retail                 No                              1
205                    24129.98              5   No                 Manufactured Housing   Yes                             1
206                        0.00              5   No                 Retail                 Yes                             1
207                        0.00              5   No                 Retail                 Yes                             1
209                        0.00              5   No                 Retail                 Yes                             1
210                        0.00              5   No                 Retail                 Yes                             1
211                        0.00              5   No                 Multifamily            Yes                             2
213                        0.00              5   No                 Office                 Yes                             1
216                        0.00              5   No                 Retail                 Yes                             1
222                        0.00              5   No                 Retail                 Yes                             1
224                        0.00              5   No                 Multifamily            Yes                             2
225                        0.00              5   No                 Self-Storage           Yes                             1
226                        0.00              5   No                 Self-Storage           Yes                             1
227                        0.00              5   No                 Manufactured Housing   Yes                             2
231                        0.00              5   No                 Manufactured Housing   Yes                             2
233                        0.00              5   No                 Multifamily            Yes                             2
233.01                                       5   No                 Multifamily            Yes                             2
233.02                                       5   No                 Multifamily            Yes                             2
236                        0.00              5   No                 Self-Storage           Yes                             1
238                        0.00              5   No                 Office                 Yes                             1
240                        0.00              5   No                 Retail                 Yes                             1
241                        0.00              5   No                 Industrial             Yes                             1
245                        0.00              5   No                 Multifamily            Yes                             2
245.01                                       5   No                 Multifamily            Yes                             2
245.02                                       5   No                 Multifamily            Yes                             2
251                        0.00              5   No                 Self-Storage           Yes                             1
255                        0.00              5   No                 Retail                 Yes                             1
256                        0.00              5   No                 Self-Storage           Yes                             1
257                        0.00              5   No                 Retail                 Yes                             1
258                        0.00              5   No                 Multifamily            Yes                             2
259                        0.00              5   No                 Self-Storage           Yes                             1
260                        0.00              5   No                 Manufactured Housing   Yes                             1
261                        0.00              5   No                 Retail                 No                              1
262                        0.00              5   No                 Retail                 Yes                             1
263                        0.00              5   No                 Retail                 Yes                             1
265                        0.00              5   Yes                Industrial             Yes                             1
267                        0.00              5   No                 Retail                 Yes                             1
268                        0.00              5   No                 Retail                 Yes                             1

Loan #   Servicing Group   Final Maturity Date
------   ---------------   -------------------
11       A
13       A
15       A
17       A
17.01    A
17.02    A
17.03    A
17.04    A
29       A
34       A
44       A
45       A
50       A                 03/01/36
52       A
54       A
69       A                 04/01/36
71       A
81       A
86       A
90       A
95       A
96       A
106      A
107      A
115      A
116      A                 05/01/36
117      A
119      A
121      A
122      A
123      A
124      A
125      A
127      A
133      A
137      A
138      A
146      A
151      A
152      A
156      A
159      A
160      A
161      A
162      A
165      A
166      A
173      A
174      A
176      A
192      A
198      A
199      A
200      A
202      A
205      A
206      A
207      A
209      A
210      A
211      A
213      A
216      A
222      A
224      A
225      A
226      A
227      A
231      A
233      A
233.01   A
233.02   A
236      A
238      A
240      A
241      A
245      A
245.01   A
245.02   A
251      A
255      A
256      A
257      A
258      A
259      A
260      A
261      A
262      A
263      A
265      A
267      A
268      A

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of Mortgages or the Assignment of Leases and Rents or the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (x) any act of actual waste by or (y) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

                  (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

                  (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

                  (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or may be substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure proceeding or power of sale proceeding has been initiated under the terms of the related Mortgage Loan documents. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

                  (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

                  (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full;
      (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

                  (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition that would materially and adversely affect its value as security for the related Mortgage Loan (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

                  (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

                  (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

                  (b) such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or such other agreement received by the originator of the Mortgage Loan from the ground lessor is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

                  (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

                  (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

                  (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

                  (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

                  (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

                  (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

                  (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

                  (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

                  (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

                  (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                  (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received (1) any notice of non payment of premiums that has not been cured in a timely manner by the related Mortgagor or
(2) any notice of cancellation or termination of such Insurance Policies. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A:VIII" (or, with respect to those Mortgage Loans with a principal balance as of the Cut-off Date of $5,000,000 or less, "A-:VI") from A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A:VIII" (or, with respect to those Mortgage Loans with a principal balance as of the Cut-off Date of $5,000,000 or less, "A-:VI") by A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) The origination practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with the Seller's servicing standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or related Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

            (32) Each of the Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for transfers subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out-of-pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism or, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Master Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly subject, and

                  (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

            which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans or Companion Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or any servicer that has serviced the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


Exceptions to Representation (6), (7) and (8)

Loans                                    Exceptions
--------------------------------------------------------------------------------
151  Walgreen's - Chanhassen, MN         The Mortgaged Properties are subject
263  Walgreens - Azle, TX                to a right of first refusal to
                                         purchase such Mortgaged Property in
                                         favor of Walgreens (the tenant).

13    Shoreview Corporate Center         The Mortgaged Property is subject to a
                                         right of first offer under the
                                         Advanced Respiratory, Inc. lease (the
                                         right of first offer applies if the
                                         landlord desires to sell the entire
                                         Mortgaged Property), which right of
                                         first offer is subordinate to the lien
                                         of the Mortgage Loan.

162  The Arbaugh Redevelopment           The Mortgaged Property is subject to
                                         two subordinate liens, (1) a
                                         subordinate mortgage lien that is
                                         subject to the terms and conditions of
                                         a subordination and standstill
                                         agreement between Seller and the
                                         lender under the second mortgage and
                                         (2) an additional lien evidenced by a
                                         subordinate memorandum of lien.

52   Pearson PLC Building - Lawrence     The Mortgaged Property is subject to a
                                         right of first offer in favor of the
                                         tenant (NCS Pearson, Inc.), which
                                         right of first offer is subordinate to
                                         the lien of the Mortgage Loan.  In
                                         addition, the Mortgage Loan is an AB
                                         Mortgage Loan and the Mortgage also
                                         secures the companion loan, which is
                                         not included as part of the trust.

238 Hillside Medical Office              The Mortgaged Property is subject to a
                                         right of first refusal and purchase
                                         option in favor of the master lessee,
                                         which such rights are subordinate to
                                         the lien of the Mortgage Loan.

267 Northridge Square                    The Mortgaged Property is subject to a
                                         right of first refusal to purchase
                                         such Mortgaged Property in favor of
                                         the ground lessor.
---------------
* Seller has attempted to indicate the particular representation or warranty (by reference to the Section in which such representation or warranty appears) to which an exception primarily relates. Notwithstanding the foregoing, each exception is intended to qualify each representation or warranty to which it may relate, regardless whether such exception expressly refers to the Section in which the applicable representation or warranty appears.

  For purposes of the MLPA and Exhibit B - Mortgage Loan Representations and Warranties, Seller deems the term "commercial and multifamily" to include manufactured housing communities.

  In addition, all mortgage loan assignments and UCC financing statements assignments were executed in favor of the Trustee and not the Purchaser.

Exceptions to Representation (10)

Loans                                    Exceptions
--------------------------------------------------------------------------------
All LaSalle Mortgage Loans               Generally, the Mortgage Loan documents
                                         do not have a non-recourse carveout
                                         for either "actual waste by or damage
                                         or destruction to the Mortgaged
                                         Property caused by the acts or
                                         omissions of the borrower, its agents,
                                         employees or contractors", but the
                                         Mortgage Loan documents do have a
                                         non-recourse carveout for "material
                                         waste" of the Mortgaged Property
                                         caused by the intentional or grossly
                                         negligent act or omission of
                                         Mortgagor, its agents, affiliates,
                                         officers and employees.

13 Shoreview Corporate Center            The Mortgage Loan documents do not
15 Powers Ferry Landing East             have a non-recourse carveout for
50 Inland - Craig Crossing               "actual waste", but the Mortgage Loan
69 Inland Olivet Church                  documents do have a non-recourse
116 Inland - Sentry Office Building      carveout for "the removal or disposal"
                                         of any portion of the Mortgaged
                                         Property by Mortgagor after an event of
                                         default.

                                         The Mortgage Loan documents do not have
                                         a non-recourse carveout for
                                         "misapplication or misappropriation" of
                                         rents, insurance proceeds or
                                         condemnation awards, but the Mortgage
                                         Loan documents do have a non-recourse
                                         carveout for "misapplication or
                                         conversion".

71   176 Federal Street                  The Mortgage Loan documents do not
                                         require any party, other than
                                         Mortgagor, to be liable for the
                                         non-recourse carveouts.

29 Inland - Colony Square                The Mortgage Loan documents do not
198 Inland Eckerds - Hellertown          have a non-recourse carveout for
199 Inland Eckerds - Lebanon             "actual waste", but the Mortgage Loan
202 Inland Eckerds - Punxsutawney        documents do have a non-recourse
                                         carveout for "material physical
                                         waste".

                                         The Mortgage Loan documents do not have
                                         a non-recourse carveout for
                                         "misapplication or misappropriation" of
                                         rents, insurance proceeds or
                                         condemnation awards, but the Mortgage
                                         Loan documents do have a non-recourse
                                         carveout for "misapplication or
                                         conversion".

54   ELS - Rambler's Rest Resort         The Mortgage Loan documents do not
95   ELS - Fiesta Grande I & II          include a non-recourse carveout for
119  ELS - Tropical Palms                "actual waste", but the Mortgage Loan
127  ELS - Venture In                    documents do have a carveout for
159  ELS - Capri MHC & RV                "physical waste".  Also, the Mortgage
165  ELS - Inlet Oaks Village            Loan documents provide that Mortgagor
227  ELS - Foothills West                shall only be liable for
231  ELS - Casita Verde                  misapplication, misappropriation or
                                         conversion by Mortgagor of any rents,
                                         proceeds or other funds received after
                                         an event of default.

205 Neshonoc Lakeside RV Resort          The Mortgage Loan documents do not
                                         require any party, other than
                                         Mortgagor, to be liable for any breach
                                         of the environmental covenants,
                                         however, Seller required Mortgagor to
                                         obtain environmental insurance.

Exceptions to Representations (12) and (35)

Loan                                     Exceptions
--------------------------------------------------------------------------------
198 Inland Eckerds - Hellertown          A portion of the Mortgaged Property
199 Inland Eckerds - Lebanon             may be released from the lien of the
202 Inland Eckerds - Punxsutawny         Mortgage upon satisfaction of certain
                                         conditions set forth in the Mortgage
                                         Loan documents including payment at par
                                         or at 115% of the Allocated Lien Amount
                                         (such amount is based on certain debt
                                         services coverage and loan-to-value
                                         ratio tests that are set forth in the
                                         related Mortgage Loan documents).

Exceptions to Representation (20)

Loan                                     Exceptions
--------------------------------------------------------------------------------
17    K-V Pharmaceutical Portfolio       (g)  The Ground Lease expires
                                         (including all renewal terms) thirteen
                                         years after the Maturity Date of the
                                         Mortgage Loan; however, under the
                                         Ground Lease, Mortgagor must purchase
                                         the fee interests upon the expiration
                                         of the Ground Lease for a purchase
                                         price in an amount sufficient to redeem
                                         the outstanding principal balance of
                                         the bonds, plus any accrued interest
                                         and the fees and expenses of St. Louis
                                         County and of the trustee.

267 Northridge Square                    (f) The Ground Lease does not
                                         explicitly provide that mortgagee has
                                         the right, following a rejection of
                                         the Ground Lease in the event of
                                         bankruptcy, to enter into a new Ground
                                         Lease with ground lessor.

Exceptions to Representation (22) and (42)

Loans                                    Exceptions
--------------------------------------------------------------------------------
151   Walgreen's - Chanhassen, MN        There are no insurance policies on
263   Walgreens - Azle, TX               these Mortgage Loans, as the Mortgagor
                                         may provide insurance through its
                                         tenant and the tenant (Walgreens) has
                                         the right to self insure in lieu of
                                         third party insurance.

Exceptions to Representation (24)

Loan                                     Exceptions
--------------------------------------------------------------------------------
11    411 East Wisconsin                 There is a pending SEC Investigation
                                         against the principal of Mortgagor.
                                         The investigation does not include the
                                         Mortgaged Property.  A guaranty was
                                         executed for the Mortgage Loan by such
                                         principal to indemnify the holder of
                                         the Mortgage Loan from any losses
                                         resulting from such investigation.

Exceptions to Representation (32)

Loans                                    Exceptions
--------------------------------------------------------------------------------
13     Shoreview Corporate Center        The Mortgage Loan documents permit the
15     Powers Ferry Landing East         Mortgagor to obtain subordinate debt
205   Neshonoc Lakeside RV Resort        secured by a junior mortgage on the
                                         Mortgaged Property, subject to
                                         Mortgagor satisfying certain conditions
                                         set forth in the Mortgage Loan
                                         documents.

174   Meadowbrook Professional Plaza     Members of each Mortgagor may pledge
255   Rinkoff Rice Village               their respective membership interests
                                         as collateral for future mezzanine
                                         debt, subject to Mortgagor satisfying
                                         certain conditions set forth in the
                                         Mortgage Loan documents.

Exceptions to Representation (43)

Loans                                    Exceptions
--------------------------------------------------------------------------------
151   Walgreen's - Chanhassen, MN        With respect to these Mortgage Loans,
263   Walgreens - Azle, TX               Seller has waived the right to have
                                         Mortgagor maintain terrorism insurance.
                                         However, the principal under each
                                         Mortgage Loan has signed a carveout
                                         guaranty to cover any losses, costs or
                                         damages which may result from
                                         Mortgagor's failure to maintain
                                         terrorism insurance.

54    ELS - Rambler's Rest Resort        With respect to the Mortgage Loan,
95    ELS - Fiesta Grande I & II         Seller has waived the right to have
119   ELS - Tropical Palms               Mortgagor maintain terrorism insurance.
127   ELS - Venture In
159   ELS - Capri MHC & RV
165   ELS - Inlet Oaks Village
227   ELS - Foothills West
231   ELS - Casita Verde

                                    EXHIBIT D
                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1. I have examined the Mortgage Loan Purchase Agreement, dated as of June 1, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement.

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. [I have examined the information regarding the Mortgage Loans in the Prospectus, dated June 23, 2006, as supplemented by the Prospectus Supplement, dated June 23, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X, Class B, Class C, Class D and Class E Certificates, the Private Placement Memorandum, dated June 23, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 23, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.]

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this ___ day of June, 2006.

                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

                                      None.

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

                         205 Neshonoc Lakeside RV Resort